================================================================================

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               EATON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

================================================================================

PROXY
STATEMENT
  &
NOTICE OF MEETING









1 9 9 7  A N N U A L  M E E T I N G  O F  S H A R E H O L D E R S
-----------------------------------------------------------------
                                                       EATON LOGO

NOTICE OF MEETING

The 1997 annual meeting of Eaton Corporation shareholders will be held Wednesday, April 23, at 10:30 a.m. local time at The Forum Conference and Education Center, One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio 44114, for the purpose of:

1. Electing directors;

2. Ratifying the appointment of independent auditors; and

3. Considering reports and such other business as may properly come before the meeting.

These matters are more fully described in the following pages.

The record date for the meeting has been fixed by the Board of Directors as the close of business on February 24, 1997. Shareholders of record at that time are entitled to vote at the meeting.

By order of the Board of Directors

EARL R. FRANKLIN SIGNATURE

Earl R. Franklin
Secretary

March 17, 1997

Your Vote Is Important

To vote your shares, please indicate your choices, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. You will save your Company the expense of a second mailing by returning your proxy card promptly.

                                    CONTENTS

                                        PAGE
                                        -----
PROXY STATEMENT ........................    3

Proxy Solicitation .....................    3

Voting at the Meeting ..................    3

Election of Directors ..................    4

Board Committees .......................    8

Compensation of Directors ..............    9

Executive Compensation .................   10

Ratification of the Appointment of
  Independent Auditors .................   20

Other Business .........................   20

Ownership of Outstanding Voting
  Shares................................   20

Future Shareholder Proposals ...........   22

PROXY STATEMENT

EATON CORPORATION
Eaton Center
Cleveland, Ohio 44114-2584
(216) 523-5000

----------------------------------------------

This proxy statement and the accompanying proxy form are scheduled to be sent to shareholders on March 17, 1997. Eaton's annual report for the year ended December 31, 1996 is scheduled to be mailed to shareholders beginning March 13, 1997.

PROXY SOLICITATION

Eaton's Board of Directors solicits your proxy, in the form enclosed, for use at the 1997 annual meeting of shareholders and at any adjournments thereof. The persons appointed by the enclosed form of proxy have advised the Board that it is their intention to vote at the meeting in compliance with instructions on all forms of proxy tendered by shareholders and, where no contrary instruction is indicated on the proxy form, for the election of the persons nominated to serve as directors and for ratification of the appointment of Ernst & Young LLP as independent auditors. These matters are described in the following sections of this proxy statement.

Any shareholder giving a proxy in the form enclosed has the power to revoke it by giving Eaton written notice before the meeting or by revoking it at the meeting. All properly executed proxies not revoked will be voted at the meeting.

In addition to soliciting proxies through the mail, certain employees may solicit proxies in person or by telephone or facsimile. Eaton has retained Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for a fee estimated at $7,000. Brokerage firms, nominees, custodians and fiduciaries may be requested to forward proxy soliciting material to the beneficial owners of shares of record. All reasonable soliciting costs will be borne by Eaton.

VOTING AT THE MEETING

Each Eaton shareholder of record at the close of business on February 24, 1997 is entitled to one vote for each share then held. On February 24th, 77,207,589 Eaton common shares (par value, 50c each) were outstanding and entitled to vote.

At the 1997 annual meeting, in accordance with Ohio law and Eaton's Amended Regulations, the inspectors of election appointed by the Board of Directors for the annual meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by Ohio law and Eaton's Amended Regulations, Eaton shareholders present in person or by proxy at the 1997 annual meeting will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. The inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the 1997 annual meeting.

Director nominees receiving the greatest number of votes will be elected directors. Votes withheld in respect of the election of directors will not be counted in determining the outcome of the election. Adoption of all other proposals to come before the 1997 annual meeting will require the affirmative vote of the holders of a majority of the outstanding Eaton common shares, which requirement is consistent with the general vote requirement in Eaton's Amended

Articles of Incorporation. The practical effect of this vote requirement will be that abstentions and shares held in "street name" by brokers that are not voted in respect of such proposals will be treated the same as votes cast against such proposals.

As provided by Ohio law, each shareholder is entitled to cumulative voting rights in the election of directors if any shareholder gives written notice to the President or a Vice President or the Secretary of Eaton at least 48 hours before the time fixed for the meeting, stating that cumulative voting is desired, and if an announcement of such notice is made at the beginning of the meeting by the Chairman or Secretary, or by or on behalf of the shareholder who gave the notice. If cumulative voting is in effect with respect to an election of directors, each shareholder has the right to cumulate his or her voting power by giving one nominee that number of votes which equals the number of directors to be elected multiplied by the number of the shareholder's votes, or by distributing his or her votes on the same principle among two or more nominees, as he or she sees fit. In the event that cumulative voting is in effect with respect to an election of directors, the persons named in the proxy will vote the shares represented by the proxy cumulatively for such of the nominees as they may in their discretion determine, except that no votes with respect to any proxy will be cumulated for any nominee for whom the shareholder executing the proxy has directed that his or her vote be withheld.

1. ELECTION OF DIRECTORS

The Board of Directors is presently composed of eleven members. The terms of four directors will expire in April, 1997, and those directors have been nominated for re-election. Each of the nominees was elected at the 1994 annual meeting. (See page 5.)

Charles E. Hugel, a director since 1978, having attained the normal retirement age, will resign as director at the conclusion of the annual meeting of shareholders on April 23. Ned C. Lautenbach has been nominated to fill the vacancy thus created. (See page 6.)

Following is biographical information about each nominee and each director continuing in office.

NOMINEES FOR ELECTION TO TERMS ENDING IN 2000 OR WHEN THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

A. M. CUTLER PHOTO       P. B. DAVIS PHOTO        S. R. HARDIS PHOTO       G. L. TOOKER PHOTO

ALEXANDER M. CUTLER,     PHYLLIS B. DAVIS, 65,    STEPHEN R. HARDIS, 61,   GARY L. TOOKER, 57, is
45, is President and     is former Senior Vice    is Chairman and Chief    Chairman of the Board of
Chief Operating Officer  President of Avon        Executive Officer of     Motorola, Inc., a
of Eaton Corporation.    Products, Inc., a        Eaton Corporation. Mr.   manufacturer of
Mr. Cutler joined        manufacturer and         Hardis joined Eaton in   electronics equipment.
Cutler-Hammer, Inc. in   marketer of cosmetics,   1979 as Executive Vice   Mr. Tooker joined
1975, which was          toiletries and jewelry.  President - Finance and  Motorola in 1962 and
subsequently acquired    Mrs. Davis joined Avon   Administration. He was   advanced to the position
by Eaton, and became     in 1968 as Product       elected Vice Chairman    of Senior Executive Vice
President of Eaton's     Manager, advanced to     in 1986 and designated   President and Chief
Industrial Group in      Group Vice President     Chief Financial and      Corporate Staff Officer
1986 and President of    (U.S.) in 1977 and led   Administrative Officer.  in 1986. He became Chief
the Controls Group in    Sales and Distribution   He became Chief          Operating Officer in
1989. He advanced to     from 1985 to 1988. In    Executive Officer in     1988, President in 1990,
Executive Vice           1989, she became         September, 1995 and      Vice Chairman and Chief
President - Operations   Corporate Senior Vice    Chairman in January,     Executive Officer in
in 1991, was elected     President for Business   1996. Mr. Hardis is a    December, 1993 and
Executive Vice           Development and          director of KeyCorp,     Chairman in 1997.
President and Chief      Corporate Affairs until  Lexmark International    DIRECTOR SINCE 1992
Operating Officer -      her retirement in late   Group Inc., Nordson
Controls in September,   1991. Mrs. Davis is a    Corporation and
1993 and assumed his     director of BellSouth    Progressive
present position in      Corporation and The TJX  Corporation.
September, 1995.         Companies, Inc., and a   DIRECTOR SINCE 1983
DIRECTOR SINCE 1993      trustee of the Fidelity
                         mutual funds.
                         DIRECTOR SINCE 1991

NOMINEE FOR ELECTION TO TERM ENDING IN 1999 OR WHEN A SUCCESSOR IS ELECTED AND HAS QUALIFIED AND DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL APRIL, 1998:

N. C. LAUTENBACH PHOTO   N. A. ARMSTRONG PHOTO    E. GREEN PHOTO           A. WILLIAM REYNOLDS
                                                                           PHOTO

NED C. LAUTENBACH, 53,   NEIL A. ARMSTRONG, 66,   ERNIE GREEN, 58, is      A. WILLIAM REYNOLDS, 63,
is Senior Vice           is former Chairman of    founder, President and   is Chief Executive of
President and Group      Computing Technologies   Chief Executive Officer  the Old Mill Group, a
Executive, Worldwide     for Aviation, Inc., a    of EGI, Inc., a          private investment firm.
Sales and Services, of   computer systems         manufacturer of          Mr. Reynolds is former
IBM Corporation. IBM's   company, a position he   automotive components.   Chairman of GenCorp Inc.
primary business         held from 1982 until     He is also President of  He was Chairman of
segments include         1992. He is a director   Florida Production       GenCorp from 1987
information processors,  of Cincinnati Milacron,  Engineering, Inc.,       through March, 1995 and
personal systems         Inc., Cinergy Corp.,     subsidiary of EGI. He    Chief Executive Officer
clients, OEM hardware,   RMI Titanium Co.,        is a director of         from August, 1985 to
software and services.   Thiokol Corporation and  Acordia, Inc., Bank      July, 1994. Mr. Reynolds
Mr. Lautenbach began     USX Corporation.         One, Dayton, N.A., DP&L  is a director of Boise
his career with IBM in   DIRECTOR SINCE 1981      Inc., Duriron Company,   Cascade Corporation,
1968 and was elected                              Inc., Fluor Daniel GTI   Boise Cascade Office
Vice President in 1987.                           and Gradall Industries,  Products Corp. and Stant
He became President of                            Inc.                     Corporation.
IBM Asia Pacific in                               DIRECTOR SINCE 1995      DIRECTOR SINCE 1987
1991, Senior Vice
President of IBM in
1992 and Chairman of
IBM World Trade
Corporation in 1993 and
has been in his present
position since 1995.
Mr. Lautenbach is
standing for election
to the Eaton board for
the first time. He is a
director of Providian
Corporation.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL APRIL, 1999:

J. R. MILLER PHOTO             F. C. MOSELEY PHOTO            V. A. PELSON PHOTO

JOHN R. MILLER, 59, is         FURMAN C. MOSELEY, 62,         VICTOR A. PELSON, 59,
President and Chief            is Chairman of                 is a Director of
Executive Officer of           Sasquatch Publishing           Dillon, Read & Co.,
TBN Holdings Inc., a           Company. He is former          Inc., investment
company engaged in the         President of Simpson           bankers, and Senior
resource recovery and          Investment Company,            Advisor to the firm.
recycling business. He         holding company for            Before joining Dillon
was President, Chief           Simpson Paper Company          Read in April, 1996,
Operating Officer and a        and Simpson Timber             Mr. Pelson was
director of The                Company. He was                associated with AT&T
Standard Oil Company           Chairman of Simpson            from 1959 to March,
from August, 1980              Paper from 1969 to             1996, where he held a
through March, 1986.           January, 1995 and              number of executive
Mr. Miller formerly            retired as President of        positions, including
served as Chairman of          Simpson Investment in          Group Executive and
the Federal Reserve            July, 1995. Mr. Moseley        President responsible
Bank of Cleveland.             is a director of Owens-        for the Communications
DIRECTOR SINCE 1985            Corning Fiberglas              Services Group,
                               Corporation.                   Executive Vice
                               DIRECTOR SINCE 1975            President and member of
                                                              the Management
                                                              Executive Committee. At
                                                              his retirement from
                                                              AT&T, Mr. Pelson was
                                                              Chairman of Global
                                                              Operations and a member
                                                              of the Board of
                                                              Directors. Mr. Pelson
                                                              is also a director of
                                                              United Parcel Service.
                                                              DIRECTOR SINCE 1994

BOARD COMMITTEES -- Eaton's Board of Directors has standing Audit, Compensation and Organization, Corporate Responsibility and Public Policy, Executive, and Finance Committees.

Audit Committee. The functions of the Audit Committee include aiding directors in fulfilling the Board's responsibility for the quality of financial reporting, meeting with the Company's director of internal audits to review the annual internal audit plan and, subsequently, the results thereof, receiving and considering management recommendations regarding the appointment of independent auditors and recommending to the Board a firm to serve as independent auditors, meeting with the independent auditors and management to review the scope of and the plan for the annual audit and, subsequently, to review the results of the audit, reviewing any significant changes in accounting policies, reviewing the annual financial statements, reviewing significant non-audit professional services provided by the independent auditors and fees for those services and serving as the auditors' access to the Board (for both internal and independent auditors). The Audit Committee held three meetings in 1996. The present members are Messrs. Armstrong, Green, Hugel and Reynolds.

Compensation and Organization Committee. The functions of the Compensation and Organization Committee include recommending and attracting qualified candidates as director nominees, recommending the number of directors to serve for each ensuing year, reviewing and recommending changes in the functions and responsibilities of each of the Board's committees, reviewing proposed organization or responsibility changes at the officer level, evaluating the performance of the Chief Executive Officer and reviewing the performance evaluations of the other elected officers, reviewing succession planning for key officer positions and recommending the individual to assume the position of Chief Executive Officer if that position becomes vacant due to unforeseen circumstances. The committee is also responsible for recommending to the Board of Directors the salary of each elected officer and the retainer and attendance fees and other compensation to non-employee directors, reviewing awards to elected officers under the Executive Incentive Compensation Plan and the aggregate amount of awards under the Plan, adjusting that amount as appropriate within the terms of the Plan, establishing and subsequently determining the attainment of performance objectives under the Company's long-term incentive compensation plans, administering stock option plans and reviewing compensation and benefit plans as they relate to key employees to confirm that those plans remain equitable and competitive, as well as maintaining a program to analyze and recommend such plans for the long range, and preparing an annual report for the Company's proxy statement regarding executive compensation. The Compensation and Organization Committee held three meetings in 1996. Prior to being combined in April, 1996, the former Compensation Committee held two meetings in 1996; and the former Organization and Nominating Committee held one meeting. Present members of the Compensation and Organization Committee are Mrs. Davis and Messrs. Miller, Moseley, Pelson and Tooker.

The Compensation and Organization Committee will consider persons for nomination to stand for election as directors who are recommended to it in writing by any Eaton shareholder. Any shareholder wishing to submit a recommendation to the committee for consideration as a nominee for election at the annual meeting of shareholders to be held in 1998 should send a signed letter of recommendation, to be received before November 7, 1997, to the following address: Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, attention Corporate Secretary. Recommendation letters must state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employments, occupations and civic activities. Any such recommendation should be accompanied by a written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, to serve as a director.

Corporate Responsibility and Public Policy Committee. The function of the Corporate Responsibility and Public Policy Committee is to provide oversight regarding significant public issues of concern with respect to the Company's relationships with shareholders, employees, customers, competitors, suppliers and the communities in which the Company operates, including such areas as ethics compliance, environmental, health and safety issues, diversity and equal employment opportunity, community relations, government relations, charitable contributions, shareholder and investor relations and the Eaton Philosophy of Excellence through People. The Corporate Responsibility and Public Policy Committee held three meetings since being formed in April, 1996. Present members are Mrs. Davis and Messrs. Armstrong, Green, Hugel and Tooker.

Executive Committee. The functions of the Executive Committee include all of the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. The Executive Committee acts upon matters requiring Board action during the intervals between Board meetings. It did not meet in 1996. Mr. Hardis is a member for the full twelve-month term; each of the non-employee directors serves a four-month term.

Finance Committee. The functions of the Finance Committee include the periodic review of the Company's financial condition and the recommendation of financial policies, analyzing Company policy regarding its debt-equity relationship, reviewing and making recommendations regarding the Company's dividend policy, reviewing the Company's cash flow, proposals for long- and short-term debt financing and the risk management program, meeting with and reviewing the performance of management pension committees and any other fiduciaries appointed by the Board for pension and profit-sharing retirement plans and reviewing those plans and recommending modifications to them. The Finance Committee held three meetings in 1996. Before merging into the Finance Committee in April, 1996, the Pension Review Committee held one meeting in 1996. Present Finance Committee members are Messrs. Armstrong, Green, Miller, Moseley, Pelson and Reynolds.

The Board of Directors held ten meetings in 1996. All of the directors attended at least 75% of the meetings of the Board and its committees. Attendance at meetings of the Board and its committees as a whole averaged 94%.

COMPENSATION OF DIRECTORS -- Employee directors are not compensated for their services as directors. Non-employee directors receive an annual retainer of $30,000, a fee of $1,000 for each Board meeting and each Board committee meeting attended and a fee of $1,000 for each special presentation attended on non-Board meeting days. Non-employee directors receive an additional annual retainer of $3,000 for each Board committee on which they serve or $5,000 for each committee which they chair, except that no such retainers are paid for membership or chairmanship of the Executive Committee or any ad hoc committee of the Board.

Non-employee directors first elected before 1996 may defer payment of their annual fees not to exceed $30,000 at a rate of return specified in their deferred compensation agreements. The rate of interest is based upon the number of years until a director's retirement date and, in general, is higher than prevailing market rates. Such directors also may defer their annual fees at the prime bank rate. All non-employee directors may defer their fees at a rate of return which varies, depending on whether the director defers the fees as retirement compensation or as short-term compensation. At least 50% of retirement compensation, or any greater portion which the director elects, is converted to share units and earns share price appreciation and dividend equivalents. The balance of retirement compensation earns 10-year Treasury note returns plus 300 basis points. Short-term compensation earns 13-week Treasury bill returns. These arrangements provide for accelerated lump sum or installment payments upon a failure by the Company to pay or termination of service in the context of a change in control of the Company.

Pursuant to the Company's 1995 Stock Plan, as approved by the shareholders, each person serving as a non-employee director on January 24, 1995 and who continued serving in that capacity after the annual meeting of shareholders on April 26, 1995 was granted an option for 5,000 shares. Each person becoming a non-employee director thereafter is granted an option for 5,000 shares on the date of his or her first election to the Board. Beginning in the year following the initial grant, each non-employee director receives an option for 1,000 shares annually during his or her service on the Board.

In connection with his serving on the Board of Directors of a subsidiary of the Company, Mr. Armstrong received $36,000 from the subsidiary for attendance fees and annual retainers for 1996. During 1996, he was granted by the subsidiary 10,000 "phantom" stock options under which cash payments may be provided based upon any increases in the book value per common share of the subsidiary.

Upon leaving the Board, non-employee directors who were first elected prior to 1996 are eligible to receive an annual benefit, as described below. Directors who are first elected in 1996 or thereafter are not eligible to receive the annual benefit. For Board service of at least five years, eligible directors receive an annual benefit equal to the annual retainer in effect at the time such directors leave the Board. Eligible directors having fewer than five years but more than one year of Board service at the time of their Board retirement receive a proportionately reduced annual benefit. The annual benefit is paid for the lesser of ten years or life. The present value of payments under this plan will be paid in a lump sum upon a "proposed change in control" of the Company, unless otherwise determined by a committee of the Board.

EXECUTIVE COMPENSATION -- The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of Eaton for fiscal years 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                                       ----------------------
                                                                                        AWARDS       PAYOUTS
                                                                                       --------     ---------
                                       ANNUAL COMPENSATION               OTHER          STOCK       LONG-TERM        ALL OTHER
                                 --------------------------------        ANNUAL        OPTIONS      INCENTIVE       COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR      SALARY        BONUS        COMPENSATION     (SHARES)      PAYOUTS            (1)
--------------------------------------------------------------------------------------------------------------------------------

S. R. Hardis                     1996     $721,680     $1,023,925        $    0         48,000      $654,240          $298,732
  Chairman and Chief             1995      580,020        867,720             0         26,300       470,912           499,251
  Executive Officer              1994      483,000        613,941             0         26,300       258,108           431,343

A. M. Cutler                     1996     $540,000     $  672,290        $    0         32,000      $496,520          $ 14,125
  President and Chief Operating  1995      470,170        626,980             0         26,300       385,259            20,554
  Officer                        1994      388,700        613,941             0         26,300       226,876            20,819

B. R. Bachman(2)                 1996     $310,020     $  344,033        $9,456         18,000      $      0          $ 19,380
  Senior Vice President --
  Semiconductor and Specialty
  Systems

R. J. McCloskey                  1996     $311,040     $  329,046        $    0         18,000      $159,658          $ 25,116
  Senior Vice President --       1995      252,040        271,606             0          8,000       128,446            26,169
  Controls and Hydraulics        1994      214,396        232,482             0          7,300       126,960            21,747

L. M. Oman                       1996     $311,040     $  314,090        $    0         18,000      $158,485          $ 21,817
  Senior Vice President --       1995      253,040        297,473             0          8,000       148,998            23,082
  Automotive Components          1994      217,520        230,472             0          7,300       120,914            19,263
--------------------------------------------------------------------------------------------------------------------------------

(1) All Other Compensation contains several components. The Eaton Corporation Share Purchase and Investment Plan permits an employee to contribute from 1% to 6% of his or her salary to the matching portion of the plan. Eaton makes a matching contribution which, except in special circumstances, ranges between $.25 and $1.00 for each dollar contributed by the participating employee, as determined under a formula designed to reflect Eaton's quarterly earnings per share. The amount the Company contributed during 1996 for the named executive officers was as follows: S. R. Hardis, $8,614; A. M. Cutler, $7,718; B. R. Bachman, $7,273; R. J. McCloskey, $7,686; and L. M. Oman, $7,267. The Company maintains plans pursuant to which incentive compensation may be deferred. Earnings on such deferrals which are above rates established by the Internal Revenue Service must be disclosed in this table. Those earnings during 1996 for each of the named executive officers were as follows: S. R. Hardis, $243,417; A. M. Cutler, $1,931; B. R. Bachman, $0; R. J. McCloskey, $0; and L. M. Oman, $696. Under a Company program, each executive officer may acquire an automobile at an approximate cost to the Company for each of the named executive officers for 1996 as follows: S. R. Hardis, $11,011; A. M. Cutler, $0; B. R. Bachman, $9,032; R.
    J. McCloskey, $11,033; and L. M. Oman, $9,372. The Company provides certain executives, including the named executive officers, with the opportunity to acquire individual whole-life insurance. The annual premiums paid by the Company during 1996 for each of the named executive officers were as follows: S. R. Hardis, $13,463; A. M. Cutler, $3,406; B. R. Bachman, $3,075;
    R. J. McCloskey, $3,244; and L. M. Oman, $2,716. Each executive officer is responsible for paying individual income taxes due with respect to the Company's automobile and insurance programs.

(2) Mr. Bachman became an executive officer of the Company in January, 1996. In connection with the employment of Mr. Bachman, the Company agreed to provide a replacement loan for an interest-free loan in the amount of $160,000 which Mr. Bachman had with his previous employer. The new loan is payable by Mr. Bachman over a four-year period. The Company also has agreed to reimburse Mr. Bachman for the expense of income taxes imposed with respect to the loan. The amount of such reimbursement for 1996 is shown under "Other Annual Compensation".

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES -- The following table contains information concerning the exercise of stock options during fiscal year 1996 and the value of unexercised stock options at the end of fiscal year 1996 with respect to the named executive officers.

                                                                                         TOTAL VALUE OF
                                                       TOTAL NUMBER OF                    UNEXERCISED,
                                                     UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                     SHARES                                HELD AT                          HELD AT
                   ACQUIRED ON                         FISCAL YEAR END                  FISCAL YEAR END
                    EXERCISE        VALUE       -----------------------------     ----------------------------
      NAME             (#)         REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------

S. R. Hardis           1,462       $ 85,301       184,226               0         $4,821,370          $ 0
A. M. Cutler           7,267        257,982       163,740               0          4,347,778            0
B. R. Bachman              0              0        20,000               0            335,000            0
R. J. McCloskey            0              0        40,000               0            762,805            0
L. M. Oman                 0              0        65,200               0          1,759,899            0
--------------------------------------------------------------------------------------------------------------

OPTION GRANTS -- The following table gives information concerning grants of stock options made during fiscal year 1996 to each of the named executive officers. No stock appreciation rights were granted during fiscal year 1996.

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------
                                        PERCENT OF
                                          TOTAL
                         NUMBER OF       OPTIONS                                     POTENTIAL REALIZABLE VALUE AT ASSUMED
                        SECURITIES      GRANTED TO                                 ANNUAL RATES OF STOCK PRICE APPRECIATION
                        UNDERLYING      EMPLOYEES      EXERCISE                                 FOR OPTION TERM
                          OPTIONS       IN FISCAL      OR BASE      EXPIRATION     -----------------------------------------
        NAME            GRANTED (#)      YEAR(1)        PRICE          DATE         0%           5%                10%
----------------------------------------------------------------------------------------------------------------------------

S. R. Hardis               48,000          4.47%        $53.00       1/23/2006       $0    $    1,602,720     $    4,044,960
A. M. Cutler               32,000          2.98%         53.00       1/23/2006        0         1,068,480          2,696,640
B. R. Bachman              18,000          1.67%         53.00       1/23/2006        0           601,020          1,516,860
R. J. McCloskey            18,000          1.67%         53.00       1/23/2006        0           601,020          1,516,860
L. M. Oman                 18,000          1.67%         53.00       1/23/2006        0           601,020          1,516,860
--------------------
All Shareholders(2)           N/A            N/A           N/A             N/A        0     2,578,886,065      6,508,617,214

(1) Based on a total of 1,064,600 options granted to all employees. All options granted to the named executive officers were granted on January 23, 1996 and became exercisable on July 23, 1996.

(2) At the assumed annual rates of stock price appreciation of 0%, 5% and 10%, the value of all 77,235,282 outstanding shares would increase by the amounts shown. There can be no assurance that the market price of Eaton shares will increase in the future.

--------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLAN AWARDS -- The following table gives information regarding Long-Term Incentive Plan awards made during fiscal year 1996 to each of the named executive officers.

                                              PERFORMANCE
                            NUMBER OF           OR OTHER          ESTIMATED FUTURE PAYOUTS UNDER
                             SHARES,          PERIOD UNTIL          NON-STOCK PRICE BASED PLANS
                             UNITS OR          MATURATION      -------------------------------------
         NAME            OTHER RIGHTS(1)       OR PAYOUT       THRESHOLD      TARGET       MAXIMUM
----------------------------------------------------------------------------------------------------
S. R. Hardis                    N/A              4 years       $300,870      $601,740     $1,203,480
A. M. Cutler                    N/A              4 years        210,504       421,008        842,016
B. R. Bachman                   N/A              4 years        110,790       221,580        443,160
R. J. McCloskey                 N/A              4 years        110,790       221,580        443,160
L. M. Oman                      N/A              4 years        110,790       221,580        443,160
----------------------------------------------------------------------------------------------------

(1) The awards made during 1996 were not based on units or shares. Rather, the estimated future payouts are predicated upon the achievement of corporate performance goals, specifically, cash flow return on gross capital, measured at the end of the four-year award period. The achievement of approximately 76% of the goal will result in payment of the threshold amount, while attaining approximately 118% of the goal will result in payment of the maximum amount. All future payouts, if any, will be made in cash.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT -- Executive compensation plays a critically important role in furthering the interests of the shareholders by helping the Company to achieve its goals and to maintain its values. Consequently, the Committee has adopted several fundamental compensation policies which have been endorsed by the Board of Directors. It is Committee policy that executive compensation must to a large extent be at risk, in the sense of being dependent on achieving corporate and individual performance objectives which are designed to enhance shareholder value. It is also Committee policy that executive compensation must be competitive in the employment marketplace in order to allow the Company to attract, motivate and retain highly qualified executives, and that it must fairly reflect, in the judgment of the Committee, accomplishments and responsibilities within the Company.

The administration of the Company's executive compensation is consistent with these policies. This is confirmed by studies conducted for the Committee at least every two years with the assistance of a nationally recognized consulting firm, the results of which are summarized for the Board of Directors. Sixty-five percent of the 1996 aggregate cash compensation to the executive officers named in the compensation table was based directly on specific financial performance objectives. For 1996 the Committee established target levels of base salary, short-term incentive awards and stock options for executive officers at approximately the median range of compensation paid by similar companies included in the survey data bases of several nationally recognized compensation consulting firms. Target levels for long-term cash incentive compensation were set at approximately the 75% range. Actual compensation is comparable to that of those companies and of others included in the peer group whose financial performance is graphed on page 17. All elements of the Company's executive compensation arrangements are based on these policies and procedures.

Salary. At the request of the Committee, management recommends individual salary adjustments within salary ranges. In reviewing these recommendations, the Committee uses its judgment to evaluate individual performance in terms of annual plans, accomplishment of other objectives and the performance of similar companies. The Committee also normally considers other important factors such as initiative and leadership, as well as time in position, experience, knowledge and level of the compensation with respect to the marketplace. Consistently effective individual performance is a threshold requirement for any salary increase. When executives are promoted, they are placed in higher salary ranges and thus typically receive greater than ordinary salary increases. The Committee's recommendations for 1996 salary adjustments were based upon these considerations and were accepted by the Board of Directors.

Short-Term Incentives. Annual performance bonuses, including those paid in 1996, are based on percentages of salary range midpoints and depend upon whether the Company has achieved predetermined levels of cash flow return on the gross capital employed in the business ("CRC"), individual performance ratings and Committee discretion. CRC essentially reflects the relationship between cash flows and capital resources (with fixed assets stated at cost), while eliminating the effects of significant accounting charges that do not affect cash flow. The Committee believes that, over time, consistently high CRC provides a good statistical correlation with sustained high stock market valuation. It also reflects management's contributions without discouraging the strategic acquisitions or capital investments necessary to achieve long-range goals. No payments are made unless the Company achieves, as it did in 1996, the predetermined CRC levels. Individual performance ratings are established for all elected officers after a review by the Committee of management's recommendations. Ratings take into account factors such as unanticipated challenges and opportunities, actual performance against profit plan, general economic conditions and the performance of other large industrial corporations. Variations in actual bonuses attributable to individual ratings may range from complete elimination to 150% of the bonus otherwise payable. The Committee may adjust the total amount available for bonuses by up to 10%. When the Committee exercises this subjective discretion, it takes into account the ease or difficulty of the task confronting the Company, general economic conditions, the performance of other large industrial corporations and significant corporate accomplishments or disappointments. In 1996, the Committee reduced the available amount by 10%. Executive officers may defer payment of their bonuses. Amounts deferred until retirement earn the greater of share price appreciation and dividend equivalents or 13-week Treasury bill returns. Amounts deferred for shorter periods earn Treasury bill returns.

Long-Term Cash Incentives. The value of long-term cash incentives, which are granted annually, depends on whether the Company achieves aggressive performance objectives during the four years following each grant. This was the case, for example, for the 1993-1996 award period. These objectives are expressed in terms of CRC. They are established annually by the Committee based upon a review with management of the Company's past performance in comparison to that of its peer group companies and the Company's strategic plans. Executive officers may defer payment of their awards. The return on deferrals varies, depending on whether the officer has deferred the award as retirement compensation, variable-term compensation or short-term compensation. At least 50% of retirement compensation, or any greater portion which the officer elects, is converted to share units and earns share price appreciation and dividend equivalents. The balance of retirement compensation and all variable-term compensation earns 10-year Treasury note returns plus 300 basis points. Short-term compensation earns 13-week Treasury bill returns.

Stock Options. Stock options directly align the interests of the Company's executive officers with those of its shareholders by affording those officers an opportunity to buy and maintain an equity interest in the Company. Options traditionally are granted annually, have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of ten years. The relationship of corporate performance to stock option compensation is that, over the long run, share price appreciation generally reflects corporate performance, and without that the options are of no value. The Company has not "repriced" stock options after they have been granted and no longer grants stock appreciation rights. For 1996, the Committee approved regular grants at levels consistent with those made in 1995.

Chief Executive Officer Compensation. The Chief Executive Officer's 1996 compensation was earned pursuant to the arrangements described above. In evaluating Mr. Hardis' performance, the Committee took into account the Company's 1996 operating performance. In particular, 1996 earnings per share were $4.50, most of the Company's businesses showed good performance given market conditions and the Company continued to improve those operations which have fallen short of performance objectives in prior years. The Committee also took into account Mr. Hardis' role in establishing aggressive growth targets for the Company and his leadership in implementing the growth initiative. The initiative involves four targeted areas: internal improvement, global expansion, development of new products and business acquisitions. The implementation process to date includes the focusing of management's attention on the growth initiative, the Company's acquisition of CAPCO, the progress that the Company is making in negotiating arrangements in countries undergoing relatively rapid industrialization and accelerated internal progress. Mr. Hardis' personal efforts in communicating this long-term strategy to investors and employees and in encouraging management to achieve more aggressive goals were especially important contributions.

Special 1997 Performance Stock Options. Following extensive review and discussions among the Committee, management and the Board of Directors, special performance-based stock options were granted in January, 1997. These grants are intended to support management's focus on reaching the Company's aggressive growth goals. They were made in lieu of more standard 1997 option grants to the fifty-one individuals, comprised of executive officers and key operating managers, who are positioned to lead the Company's progress in achieving those goals. These performance-based options have an exercise price equal to the fair market value of a Company share on the date of grant ($71.81) and have an exercise period of ten years. The size of these grants is approximately three to five times that of the standard grants made to these executives in recent years. Vesting is linked to the Company's success in achieving aggressive earnings and share price targets. Half of each option will become exercisable if the Company earns $8.00 per share by the end of the year 2000. The other half will become exercisable if the Company achieves a market price per share of $85.00 by the end of 1998, $92.50 by the end of 1999 or $100.00 by the end of 2000, in each case for 10 consecutive trading dates beginning no later than the end of each of those years. If either the earnings or share price target is not met by the end of 2000, the unmet target for that year will increase at a compound annual rate of 10%. The options will become fully exercisable upon a change in control of the Company. They also will become fully exercisable 10 days before the expiration of their 10-year term in order to ensure that the Company is not required to charge earnings for any price appreciation of the option shares after the date of grant.

Tax Deduction. Any non-deferred annual compensation of more than $1 million for the Company's Chief Executive Officer and each of its four other most highly-compensated officers is not tax deductible unless paid pursuant to formula-driven, performance-based arrangements which preclude Committee discretion to adjust compensation after the beginning of the period in which the compensation is earned. The Committee preserves deductibility by requiring deferrals of otherwise non-deductible payments.

Respectfully submitted to the Company's shareholders by the Compensation and Organization Committee of the Board of Directors, each member of which is a non-employee director.

John R. Miller, Chairman
Phyllis B. Davis
Furman C. Moseley
Victor A. Pelson
Gary L. Tooker

COMPANY STOCK PERFORMANCE -- The following graph compares the cumulative total return for Eaton common shares with the S&P 500 Index and a group of 20 peer companies: Allied-Signal Inc., Arvin Industries, Inc., Cummins Engine Company, Inc., Dana Corporation, Emerson Electric Co., General Signal Corporation, GTE Corporation, Honeywell Inc., Johnson Controls, Inc., Motorola, Inc., Navistar International Corporation, PACCAR Inc., Parker-Hannifin Corporation, Rockwell International Corporation, SPX Corporation, Sundstrand Corporation, TRINOVA Corporation, TRW Inc., United Technologies Corporation and Westinghouse Electric Corporation.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG EATON, S&P 500 INDEX AND PEER COMPANIES

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         PEER GROUP         EATON          S&P 500
           1991                      100              100             100
           1992                      112              129             108
           1993                      138              162             118
           1994                      139              162             120
           1995                      181              179             165
           1996                      217              237             203

Assumes $100 invested on December 31, 1991 in Eaton common shares, the S&P 500 Index and stock of the peer companies. Total return assumes that all dividends are reinvested when received. The returns of each company in the group of peer companies are weighted based on the company's relative stock market capitalization.

RETIREMENT PLANS -- The following table shows the annual normal retirement benefits payable to officers and other employees of the Company pursuant to the Company's retirement plans upon retirement at age 65 at the compensation levels and years of service specified. The table assumes retirement under the standard post-retirement single life annuity option. Under the standard post-retirement surviving spouse option, the participant receives a reduced pension, and a pension equal to 50% of his or her reduced pension is payable to his or her surviving spouse. The benefit for an employee electing that option whose spouse is three years younger would be approximately 11% less than the amounts shown in the table.

                               PENSION PLAN TABLE

    AVERAGE                   ANNUAL NORMAL RETIREMENT BENEFITS PURSUANT TO STANDARD
     FINAL               SINGLE LIFE ANNUITY OPTION FOR YEARS OF CREDITED SERVICE INDICATED
     ANNUAL       -------------------------------------------------------------------------------
  COMPENSATION    15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
-------------------------------------------------------------------------------------------------
$    200,000      $  43,056     $  57,408     $  71,760     $  86,112     $ 100,464     $ 114,816
     300,000         65,556        87,408       109,260       131,112       152,964       174,816
     400,000         88,056       117,408       146,760       176,112       205,464       234,816
     500,000        110,556       147,408       184,260       221,112       257,964       294,816
     600,000        133,056       177,408       221,760       266,112       310,464       354,816
     700,000        155,556       207,408       259,260       311,112       362,964       414,816
     800,000        178,056       237,408       296,760       356,112       415,464       474,816
     900,000        200,556       267,408       334,260       401,112       467,964       534,816
   1,000,000        223,056       297,408       371,760       446,112       520,464       594,816
   1,100,000        245,556       327,408       409,260       491,112       572,964       654,816
   1,200,000        268,056       357,408       446,760       536,112       625,464       714,816
   1,300,000        290,556       387,408       484,260       581,112       677,964       774,816

The information contained in the preceding table is based on the assumption that the retirement plans will be continued in their present form.

Annual normal retirement benefits are computed at the rate of 1% of average final annual compensation up to the applicable Social Security integration level ($25,920 for 1996 retirements) plus 1 1/2% of average final annual compensation in excess of the Social Security integration level, multiplied by the employee's years of credited service.

An employee's average final annual compensation is the average annual amount of his or her total compensation (which includes salary and bonus as so identified in the Summary Compensation Table on page 11) for service during the five consecutive years within the last ten years of employment for which the employee's total compensation was greatest. Years of credited service is the number of years of employment between age 21 and retirement, with a maximum of 44 years. As of January 31, 1997, the number of years of credited service for each of the individuals named in the Summary Compensation Table on page 11 was as follows: B. R. Bachman, 1.2; A. M. Cutler, 21.4; S. R. Hardis, 17.4; R. J. McCloskey, 27.8; and L. M. Oman, 28.6.
                                ---------------

Certain provisions of the Internal Revenue Code, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted under the Code, the Board of Directors has authorized the payment from Eaton's general funds of any benefits calculated under the provisions of the applicable retirement plan which may exceed those limits. The present value of these benefits will be paid in a single installment upon a proposed change in control of the Company unless otherwise determined by the Board of Directors.

                                ---------------

The Board of Directors has adopted a plan which provides supplemental annual retirement income to certain executives who do not have the opportunity to accumulate significant credited service with Eaton, provided that they retire at age 55 or older and have at least five years of service with Eaton. The amount of the annual supplement is generally equal to the amount by which a percentage (described below) of the executive's average final annual compensation exceeds his or her earned retirement income (which includes amounts receivable pursuant to the retirement plans described above as well as retirement plans maintained by the executive's previous employers). The percentage of average final annual compensation used for this purpose depends upon an executive's age and years of service at retirement. The percentage ranges from 20% (for retirements at age 55 with less than 15 years of service) to 45% (for retirements at age 65 with 15 years or more of service). Under the plan, the present value of payments will be paid in a single installment upon a proposed change in control of the Company unless otherwise determined by the Board of Directors. Four executive officers currently are participating in the plan, of whom two, S. R. Hardis and B. R. Bachman, are named in the Summary Compensation Table on page 11. The estimated annual benefits payable under this plan are $167,076 to Mr. Hardis and $140,759 to Mr. Bachman, based on the assumptions that Mr. Hardis and Mr. Bachman retire at age 65 and that their base salary and target incentive compensation increase at 4% per annum.

                               ---------------

The Company has entered into agreements with its executive officers, including those named in the Summary Compensation Table on page 11, which provide for payments and benefits in the event of a termination of employment in the context of a change of control of the Company. The purpose of these agreements is to assure continued dedication, and to diminish the inevitable distraction caused by personal uncertainties and risks, in the event of a corporate change of control.

The agreements provide that each officer, for three years following a change of control, will have duties, salary, bonus, fringe benefits and opportunities for savings, incentive earnings and retirement compensation, no less favorable than was previously the case. If the Company were to terminate an officer's employment during this three-year period for reasons other than cause or disability, or if the officer were to terminate employment for reasons relating to changed circumstances, then the amounts and benefits that the officer would be entitled to receive include (i) long-term incentive compensation reflective of the portion of the award periods completed prior to termination, (ii) salary and bonus multiplied by three (or any lesser number of years and portions thereof until age 65), and (iii) continuation of medical, life insurance and other welfare benefits for two years (or any lesser number of years and portions thereof until age 65), subject to reduction for comparable benefits received in any subsequent employment. The officer would be entitled to receive an additional payment, net of taxes, to compensate for the excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code.

The agreements provide that, upon the occurrence of a proposed change of control, the Company would deposit in trust a cash amount sufficient to provide the benefits and payments to which the officers would be entitled under the agreements upon a change of control and termination of employment. The agreements also provide that the Company would reimburse the officers for any enforcement costs.

                                ---------------

The Company has transferred $22 million of marketable securities and 105,000 Company shares to grantor trusts in order to provide for a portion of its deferred compensation obligations. The trust assets, which are subject to the claims of the Company's creditors, will be used to pay those obligations in proportion to trust funding. The trusts provide for full funding upon a change in control of the Company and for accelerated lump sum or installment payments upon a failure by the Company to pay amounts due under the plans or upon a termination of employment in the context of a change in control.

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed the accounting firm of Ernst & Young LLP as independent auditors to conduct the annual audit of Eaton's books and records for 1997. The submittal of this matter to the shareholders at the annual meeting is not required by law or by Eaton's Amended Regulations. The Board of Directors is, nevertheless, submitting it to the shareholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of the majority of the outstanding common shares of the Company entitled to vote at the meeting, the Board intends to reconsider its appointment of Ernst & Young LLP as independent auditors.

A representative of Ernst & Young LLP will be present at the annual meeting to make a statement, should he or she desire to do so, and to answer any questions concerning the independent auditors' areas of responsibility.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

3. OTHER BUSINESS

Management does not know of any other matters requiring shareholder action that may come before the meeting; but, if any are properly presented, the individuals named in the enclosed form of proxy have discretionary authority to act on such matters and will vote thereon according to their best judgment.

OWNERSHIP OF OUTSTANDING VOTING SHARES -- Set forth below is certain information concerning persons who are known by Eaton to have reported owning beneficially more than 5% of the common shares of the Company's voting shares as of the most recent practicable date.

          Title of Class: Common Shares
-------------------------------------------------------
                                              Percent
     Name and Address of                        of
      Beneficial Owner                         Class
-------------------------------------------------------
FMR Corp.                      8,600,578(1)    11.16%
82 Devonshire Street
Boston, Massachusetts 02109
Putnam Investments, Inc.       4,433,665(2)     5.80%
One Post Office Square
Boston, Massachusetts 02109

---------------

(1) FMR Corp. has filed with the Securities and Exchange Commission a Schedule 13G dated February 14, 1997, which reports the beneficial ownership of 8,600,578 common shares by it and certain affiliated entities and individuals. As reported in the Schedule 13G, FMR Corp. and such entities and individuals have the sole power to vote or to direct the vote of 1,681,676 shares and sole power to dispose or to direct the disposition of 8,600,578 shares.

(2) Putnam Investments, Inc., a subsidiary of Marsh & McLennan Companies, Inc., has filed with the Securities and Exchange Commission a Schedule 13G dated January 27, 1997, which reports beneficial ownership of 4,433,665 common shares by two subsidiaries. As reported in the Schedule 13G, Putnam Investment Management, Inc. has shared power to dispose or direct the disposition of 4,361,750 common shares but no power to vote or to direct the vote of those shares. The Putnam Advisory Company, Inc. has shared power to vote or to direct the vote of 47,890 shares and shared power to dispose or to direct the disposition of 71,915 shares.

The following table shows the beneficial ownership, reported to the Company as of January 31, 1997 of common shares of the Company, including shares as to which a right to acquire ownership within 60 days after January 31, 1997 exists through the exercise of stock options, of each director and nominee, each executive officer named in the Summary Compensation Table on page 11 and, as a group, of such persons and all other executive officers.

        Title of Class: Common Shares
---------------------------------------------
      Name of            Number       Percent
     Beneficial         of Shares       of
       Owner            Owned(1,2)    Class(3)
---------------------------------------------
N. A. Armstrong            7,800        --
B. R. Bachman             20,317 (5)    --
A. M. Cutler             183,130 (4,5)   --
P. B. Davis                7,238        --
E. Green                   6,500        --
S. R. Hardis             236,862 (5)    --
C. E. Hugel               12,000        --
N. C. Lautenbach           1,000        --
R. J. McCloskey           44,359 (5)    --
J. R. Miller              10,500        --
F. C. Moseley             20,000 (4)    --
L. M. Oman                78,950 (5)    --
V. A. Pelson               8,000 (4)    --
A. W. Reynolds            12,000        --
G. L. Tooker               9,000 (4)    --
Directors, Nominees
  and Executive
  Officers as a
  group of 30           2,002,058(4,5)  2.54%

---------------
(1) Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

(2) Includes shares which may be acquired within 60 days after January 31, 1997 upon the exercise of outstanding stock options as follows: B. R. Bachman, 20,000; A. M. Cutler, 160,566; S. R. Hardis, 181,294; R. J. McCloskey,
    40,000; L. M. Oman, 65,200; and all directors, nominees and executive officers as a group, 1,694,652 shares.

(3) Less than 1% unless otherwise indicated.

(4) Includes shares held jointly or in other capacities, such as by trust.

(5) Includes shares held under the Eaton Corporation Share Purchase and Investment Plan as of January 31, 1997. Participants in the plan are entitled to direct the plan trustee's voting of shares which are not allocated to any participant's account. None of those shares are included among the shares beneficially owned by the executive officers.

In addition, certain of the named executive officers hold a number of units, each of which is equal to the value of a common share of the Company, under various deferred compensation plans as follows: A. M. Cutler, 12,911; S. R. Hardis, 108,037; and L. M. Oman, 4,354. (These units are discussed on page 14.)

Employee benefit plans of the Company and its subsidiaries on January 31, 1997 held 9,506,935 common shares for the benefit of participating employees, or 12.3% of common shares outstanding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based on Company records and except as otherwise described below, the Company believes that there was compliance with all such filing requirements with respect to 1996 and prior years. J. M. Carmont, A. M. Cutler, A. T. Dillon, G.
L. Gherlein, S. R. Hardis and R. L. Leach were not apprised of the requirement to report the acquisition of phantom share units resulting from their deferrals, under a shareholder approved plan, of long-term incentive compensation. As a result, each of these officers had one late report of one such acquisition. Mr. Cutler also had two late reports of two exercises of employee stock options and related open market sale transactions.

FUTURE SHAREHOLDER PROPOSALS -- Shareholders who wish to submit proposals for inclusion in the proxy statement and for consideration at the annual meeting must do so on a timely basis. In order to be included in the proxy statement for the 1998 annual meeting, proposals must relate to proper subjects and must be received by the Corporate Secretary, Eaton Corporation, Eaton Center, Cleveland, Ohio 44114-2584, before November 18, 1997.

By order of the Board of Directors

E. R. FRANKLIN SIGNATURE

Earl R. Franklin
Secretary

March 17, 1997

Admission to the Annual Meeting

Shareholders who plan to attend the 1997 annual meeting of shareholsers may apply for admission tickets at the Registration Desk immediately prior to the meeting. Shareholders whose shares are registered in the name of a broker or bank name should obtain certification of ownership to bring to the meeting.





Eaton Corporation
Eaton Center
Cleveland, Ohio 44114-2584
----------------------------------------------------------------------------
                                                                  EATON LOGO

         EATON CORPORATION
         EATON CENTER
 P       CLEVELAND, OHIO 44114-2584
 R
 0       -------------------------------------------------------------------
 X                                                                    [LOGO]
 Y
         The undersigned hereby appoints S. R. Hardis, G. L. Gherlein and
         E. R. Franklin as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the Eaton common shares, including reinvestment shares, if any, held by the undersigned on February 24, 1997, at the annual meeting of shareholders to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof.

         Election of Directors: A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, IT WILL BE VOTED FOR ITEMS #1 AND #2 UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE REVERSE SIDE.

         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
         ENVELOPE.



                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS           SHARES IN YOUR NAME    REINVESTMENT SHARES
    EXAMPLE.

                  FOR   WITHHELD                                   FOR       AGAINST     ABSTAIN

1. Election of   / /     / /          2. Ratify Appointment       / /         / /         / /
   Directors                             of Independent
   (see reverse)                         Auditors

For, except vote withheld from the
following nominee(s):
___________________________________      BOARD RECOMMENDS A VOTE FOR
                                         #1 AND #2.

                                      3. In their discretion, the
                                         proxies are authorized
                                         to vote upon such other
                                         business as may properly
                                         come before the meeting.



SIGNATURE(S)____________________________DATE_____________
SIGNATURE(S)____________________________DATE_____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Winamac Plant Hourly Investment Plan and Trust ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.



                     FOR               WITHHELD                              FOR          AGAINST     ABSTAIN
1. Election of       / /                 / /     2. Ratify Appointment       / /           / /          / /
   Directors                                        of Independent
   (see reverse)                                    Auditors




For, except vote withheld
from the following nominee(s):
__________________________________________          BOARD RECOMMENDS A VOTE FOR
                                                    #1 AND #2.

                                                 3. In their discretion, the
                                                    proxies are authorized
                                                    to vote upon such other
                                                    business as may properly
                                                    come before the meeting.





 PARTICIPANT'S SIGNATURE_______________________________________DATE____________

 NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the AIL Systems Inc. Employee Investment Plan and Trust ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR                    PLAN SHARES
    VOTES AS IN THIS
    EXAMPLE.

                 FOR    WITHHELD                                           FOR       AGAINST     ABSTAIN

1. Election of  / /      / /                2. Ratify Appointment           / /         / /        / /
   Directors                                   of Independent
   (see reverse)                               Auditors

For, except vote withheld
from the following
nominee(s):
____________________________________           BOARD RECOMMENDS A VOTE FOR
                                               #1 AND #2.
                                            3. In their discretion, the
                                               proxies are authorized
                                               to vote upon such other
                                               business as may properly come
                                               before the meeting.

PARTICIPANT'S SIGNATURE______________________________DATE______________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.




         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Lincoln Plant Share Purchase and Investment Plan and Trust ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                    FOR               WITHHELD                            FOR       AGAINST     ABSTAIN
1. Election of     / /                  / /     2. Ratify Appointment     / /        / /         / /
   Directors                                       of Independent
   (see reverse)                                   Auditors

For, except vote withheld
from the following
nominee(s):
_______________________________________            BOARD RECOMMENDS A VOTE FOR
                                                   #1 AND #2.
                                                3. In their discretion, the
                                                   proxies are authorized
                                                   to vote upon such other
                                                   business as may properly
                                                   come before the meeting.



PARTICIPANT'S SIGNATURE_______________________________DATE________________

NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Wauwatosa Union Plan and Trust ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                FOR   WITHHELD                          FOR       AGAINST     ABSTAIN
1. Election of  / /     / /     2. Ratify Appointment   / /        / /        / /
   Directors                       of Independent
   (see reverse)                   Auditors

For, except vote withheld
from the following
nominee(s):                        BOARD RECOMMENDS A VOTE FOR
_________________________          #1 AND #2.

                                3. In their discretion, the
                                   proxies are authorized
                                   to vote upon such other
                                   business as may properly
                                   come before the meeting.






PARTICIPANT'S SIGNATURE______________________DATE___________________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A. in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation 401K Savings Plan for Hourly Employees of the Airflex Division ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


                   FOR       WITHHELD                                    FOR       AGAINST     ABSTAIN
1. Election of     / /        / /         2. Ratify Appointment          / /        / /         / /
   Directors                                 of Independent
   (see reverse)                             Auditors

For, except vote withheld
from the following
nominee(s):
___________________________________          BOARD RECOMMENDS A VOTE FOR
                                             #1 AND #2.

                                          3. In their discretion, the
                                             proxies are authorized
                                             to vote upon such other
                                             business as may properly come
                                             before the meeting.




PARTICIPANT'S SIGNATURE______________________DATE_________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A.
      in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Investment Plan for Hourly Employees of the Hydraulics Division Hutchinson Plant ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan (and the undersigned's proportionate share of the unallocated or undirected common shares as described below) on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, a proportionate share of the common shares not allocated to any account and shares for which the Trustee does not receive timely voting directions is voted by participants who submit signed voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR                         PLAN SHARES
    VOTES AS IN THIS
    EXAMPLE.

                 FOR         WITHHELD                           FOR       AGAINST     ABSTAIN
1. Election of  / /           / /      2. Ratify Appointment    / /        / /          / /
   Directors                              of Independent
   (see reverse)                          Auditors

For, except vote withheld
from the following
nominee(s):
_________________________                 BOARD RECOMMENDS A VOTE FOR
                                          #1 AND #2.

                                       3. In their discretion, the
                                          proxies are authorized
                                          to vote upon such other
                                          business as may properly
                                          come before the meeting.



PARTICIPANT'S SIGNATURE_______________________DATE___________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A.
      in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Savings Plan for Certain Cutler-Hammer Represented Employees ("Plan"):

         The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR                      PLAN SHARES
    VOTES AS IN THIS
    EXAMPLE
                 FOR    WITHHELD                                    FOR       AGAINST     ABSTAIN
1. Election of  / /      / /            2. Ratify Appointment       / /        / /         / /
   Directors                               of Independent
   (see reverse)                           Auditors

For, except vote withheld
from the following
nominee(s):
_________________________________          BOARD RECOMMENDS A VOTE FOR
                                           #1 AND #2.

                                        3. In their discretion, the
                                           proxies are authorized
                                           to vote upon such other
                                           business as may properly
                                           come before the meeting.




PARTICIPANT'S SIGNATURE_____________________________DATE_________
NOTE: Please sign, date and return promptly in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Fidelity Management Trust Company, Trustee for the Eaton Corporation Consolidated Controls Profit Sharing Plan Trust ("Plan"):

         The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR                     PLAN SHARES
    VOTES AS IN THIS
    EXAMPLE.

                 FOR    WITHHELD                               FOR       AGAINST     ABSTAIN
1. Election of  / /      / /         2. Ratify Appointment     / /        / /          / /
   Directors                            of Independent
   (see reverse)                        Auditors

For, except vote withheld
from the following
nominee(s):
________________________________        BOARD RECOMMENDS A VOTE FOR
                                        #1 AND #2.

                                     3. In their discretion, the
                                        proxies are authorized
                                        to vote upon such other
                                        business as may properly
                                        come before the meeting.



PARTICIPANT'S SIGNATURE__________________________DATE ___________
NOTE: Please sign, date and return promptly in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Cutler-Hammer de Puerto Rico, Inc. Retirement Savings Plan ("Plan"):

         The undersigned, as a participant in the Plan, hereby directs the Trustee to vote in person or by proxy all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date for the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the shares for which it receives voting instructions.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                FOR    WITHHELD                          FOR       AGAINST     ABSTAIN
1. Election of  / /     / /     2. Ratify Appointment    / /        / /          / /
   Directors                       of Independent
   (see reverse)                   Auditors

For, except vote withheld
from the following
nominee(s):
______________________________     BOARD RECOMMENDS A VOTE FOR
                                   #1 AND #2.
                                3. In their discretion, the
                                   proxies are authorized
                                   to vote upon such other
                                   business as may properly
                                   come before the meeting.



PARTICIPANT'S SIGNATURE__________________________DATE_____________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A.
      in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS (UNALLOCATED SHARES ONLY)

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Share Purchase and Investment Plan ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy the number of common shares of Eaton Corporation which are not allocated to the account of any participant in the Plan (the "unallocated shares") as to which the undersigned is entitled to direct the voting in accordance with the provisions of the Plan at the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Unallocated shares are voted by the Trustee as directed by the participants who return signed voting instruction cards.

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                 FOR     WITHHELD                          FOR       AGAINST     ABSTAIN
1. Election of   / /      / /      2. Ratify Appointment  / /          / /         / /
   Directors                          of Independent
   (see reverse)                      Auditors

For, except vote withheld
from the following
nominee(s):
_______________________________       BOARD RECOMMENDS A VOTE FOR
                                      #1 AND #2.

                                   3. In their discretion, the
                                      proxies are authorized
                                      to vote upon such other
                                      business as may properly
                                      come before the meeting.



PARTICIPANT'S SIGNATURE_____________________________DATE_______________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A.
      in the enclosed envelope to protect confidentiality.

         CONFIDENTIAL VOTING INSTRUCTIONS

         To Key Trust Company of Ohio, N.A., Trustee for the Eaton Corporation Share Purchase and Investment Plan ("Plan"):

         The undersigned, as a participant in the above Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Eaton Corporation credited to the undersigned's account under the Plan on the record date ("allocated shares") and (b) the proportionate number of common shares of Eaton Corporation which are not allocated to the account of any participant ("unallocated shares") as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions, in each case at the annual meeting of shareholders of Eaton Corporation to be held at The Forum Conference and Education Center, One Cleveland Center, Cleveland, Ohio, on April 23, 1997, at 10:30 a.m. local time and at any adjournments thereof. The Trustee is hereby instructed to vote FOR Items #1 and #2 unless contrary voting instructions are indicated on the reverse side of this card. Under the Plan, allocated shares for which the Trustee does not receive directions in the form of a signed voting instruction card are voted by the Trustee in accordance with and in the same proportion as the allocated shares for which it receives voting instructions. Unallocated shares are voted by the Trustee as directed by the participants who return signed voting instruction cards. (Any participant wishing to vote the unallocated shares differently from the allocated shares may do so by requesting a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 91037, Cleveland, Ohio 44101-3037 (216) 813-6152.)

         Election of Directors:  A. M. Cutler, P. B. Davis, S. R. Hardis,
         N. C. Lautenbach and G. L. Tooker

                                                                SEE REVERSE
                                                                   SIDE

X   PLEASE MARK YOUR                        PLAN SHARES
    VOTES AS IN THIS
    EXAMPLE.


                FOR   WITHHELD                        FOR       AGAINST     ABSTAIN
1. Election of  / /    / /     2. Ratify Appointment  / /         / /         / /
   Directors                      of Independent
   (see reverse)                  Auditors

For, except vote withheld
from the following
nominee(s):
____________________________      BOARD RECOMMENDS A VOTE FOR
                                  #1 AND #2.

                               3. In their discretion, the
                                  proxies are authorized
                                  to vote upon such other
                                  business as may properly
                                  come before the meeting.


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PARTICIPANT'S SIGNATURE___________________________DATE____________
NOTE: Please sign, date and return promptly to Key Trust Company of Ohio, N.A.
      in the enclosed envelope to protect confidentiality.